SECURED TERM NOTE
                                -----------------

          FOR VALUE RECEIVED, GARWOOD PETROSEARCH, INC., a Texas corporation ("GARWOOD") promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "HOLDER") or its registered assigns or successors in interest, the sum of Eight Million Three Hundred Thousand Dollars ($8,300,000), together with any accrued and unpaid interest hereon, on November 1, 2009 (the "MATURITY DATE") if not sooner paid.

          Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and between Garwood and the Holder (as amended, modified and/or supplemented from time to time, the "PURCHASE AGREEMENT").

          The  following  terms  shall  apply  to  this  Secured Term Note (this
"NOTE"):

                                   ARTICLE 1
                         CONTRACT RATE AND AMORTIZATION

          1.1     Contract  Rate.  Subject  to  Sections  2.2  and 3.9, interest
                  --------------
payable on the outstanding principal amount of this Note (the "PRINCIPAL AMOUNT") shall accrue at a rate per annum equal to the "PRIME RATE" published in The Wall Street Journal from time to time (the "PRIME RATE"), plus two percent
-------------------------
(2%) (the "CONTRACT RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate; provided, however, that the Contract Rate shall not at any time be less than eight percent (8%) or more than fifteen percent (15%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on the First Payment Date (as hereinafter defined), on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise. For purposes of this Section 1.1 and Section 1.2, the term "FIRST PAYMENT DATE" shall mean the earlier of (i) the first business day of the month following Garwood's receipt of proceeds from first production from the Kallina 46 #1 Well in the Southwest Garwood field in Colorado County, Texas or (ii) one-hundred twenty (120) days from the date hereof.

          1.2     Payments.  Amortizing  payments  of  the  aggregate  principal
                  --------
amount outstanding under this Note shall be made by Garwood on the First Payment Date and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "AMORTIZATION DATE"). Subject to
Article III below, commencing on the first Amortization Date, Garwood shall make monthly payments of principal and interest to the Holder on each Amortization Date equal to the Amortization Amount (as hereafter defined). All such payments shall be applied by the Holder first to accrued and unpaid interest, fees and expenses owing by Garwood to the Holder and then to the outstanding principal balance owing hereunder. In the event the Amortization Amount during any month is less than $100,000 then

Garwood  shall  nevertheless  make  a  monthly payment to the Holder during such month in an amount equal to the difference between $100,000 and the then applicable Amortization Amount, which such payment shall be applied by the Holder to accrued and unpaid interest, fees and expenses owing by Garwood to the Holder. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by Garwood to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date. For purposes of this Section, (a) the term "AMORTIZATION AMOUNT" shall mean an amount equal to ninety percent (90%) of the Net Revenue relating to all oil and gas properties of Garwood (the "OIL AND GAS PROPERTIES") for the calendar month immediately preceding the Amortization Date; provided, however, such percentage shall
                                     --------   -------
increase to one hundred percent (100%) upon the occurrence and during the continuance of an Event of Default and (b) the term "NET REVENUE" shall mean the gross proceeds paid to Garwood in respect of oil, gas and/or other hydrocarbon production in which it has an interest whether or not such proceeds are remitted to the lockbox account and/or any other blocked account established by Garwood in connection with the transactions contemplated hereby net of, in each case, with respect to the period for which such Net Revenue relates, the reasonable ordinary day to day expenses associated with Garwood's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry, all of which shall be subject to the Holder's approval, which shall be provided in the exercise of the Holder's reasonable discretion based on such supporting documentation from Garwood as the Holder shall request.

                                   ARTICLE 2
                               EVENTS OF DEFAULT

          2.1     Events  of  Default.  The  occurrence  of any of the following
                  -------------------
events  set  forth  in  this  Section  2.1  shall constitute an event of default
("EVENT  OF  DEFAULT")  hereunder:

               (a)     Failure  to  Pay.  Garwood  fails  to  pay  when  due any
                       ----------------
installment of principal, interest or other fees hereon in accordance herewith, or Garwood fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three (3) business days following the date upon which any such payment was due.

               (b)     Breach of Covenant.  Garwood breaches any covenant or any
                       ------------------
other term or condition of this Note and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

               (c)     Breach  of  Representations  and  Warranties.  Any
                       --------------------------------------------
representation, warranty or statement made or furnished by Garwood in connection with the transaction contemplated hereby, by the Purchase Agreement or any other Related Agreement shall at any time be false or misleading on the date as of which made or deemed made.

               (d)     Default  Under  Other  Agreements.  The occurrence of any
                       ---------------------------------
default (or similar term) in the observance or performance of any other agreement or condition relating


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
to any indebtedness or contingent obligation, in each case in an aggregate amount of not less than $25,000, of Garwood;

               (e)     Material Adverse Effect.  Any change or the occurrence of
                       -----------------------
any  event which could reasonably be expected to have a Material Adverse Effect;

               (f)     Bankruptcy.  Garwood  or  any Subsidiary of Garwood shall
                       ----------
(i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty
(30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

               (g)     Judgments.  Attachments or levies in excess of $25,000 in
                       ---------
the aggregate are made upon Garwood's assets or a judgment is rendered against Garwood's property involving a liability of more than $25,000 which shall not have been vacated, discharged, stayed or bonded within ten (10) days from the entry thereof;

               (h)     Insolvency.  Garwood  shall  admit  in  writing  its
                       ----------
inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

               (i)     Change  of  Control.  A  Change  of  Control  (as defined
                       -------------------
below) shall occur with respect to Garwood, unless Holder shall have expressly consented to such Change of Control in writing. A "CHANGE OF CONTROL" shall mean any event or circumstance as a result of which (i) any "PERSON" or "GROUP" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the "BENEFICIAL OWNER" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of Garwood (other than a "PERSON" or "GROUP" that beneficially owns 35% or more of such outstanding voting equity interests of Garwood on the date hereof), (ii) the Board of Directors of Garwood shall cease to consist of a majority of Garwood's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment) or (iii) Garwood merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

               (j)     Indictment;  Proceedings.  The  indictment  or threatened
                       ------------------------
indictment of Garwood or any executive officer of Garwood under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against Garwood or any executive officer of Garwood pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of Garwood; or

               (k)     The  Purchase  Agreement  and Related Agreements.  (i) An
                       ------------------------------------------------
Event of Default shall occur under and as defined in the Purchase Agreement or any other Related

Agreement, (ii) Garwood shall breach any term or provision of the Purchase Agreement or any other Related Agreement and such breach, if capable of cure, continues unremedied for a period of ten (10) days after the occurrence thereof,
(iii) Garwood attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement, (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of Garwood.

          2.2     Default  Interest.  Following  the  occurrence  and during the
                  -----------------
continuance of an Event of Default, Garwood shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

          2.3     Default  Payment.  Following  the  occurrence  and  during the
                  ----------------
continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Garwood to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of Garwood under the Purchase Agreement and the other Related Agreements, to require Garwood to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 2.3.

                                    ARTICLE 3
                                  MISCELLANEOUS

          3.1     Cumulative  Remedies.  The  remedies  under this Note shall be
                  --------------------
cumulative.

          3.2     Failure  or Indulgence Not Waiver.  No failure or delay on the
                  ---------------------------------
part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          3.3     Notices.  Any  notice herein required or permitted to be given
                  -------
shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Garwood at the addresses provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to [John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434], or at such other address as Garwood or the Holder may designate by ten days advance written notice to the other parties hereto.

          3.4     Amendment  Provision.  The  term  "NOTE"  and  all  references
                  --------------------
thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

          3.5     Assignability.  This  Note  shall  be binding upon Garwood and
                  -------------
its respective successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. Garwood may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

          3.6     Cost  of  Collection.  In  case  of any Event of Default under
                  --------------------
this Note, Garwood shall pay the Holder costs of collection, including attorneys' fees.

          3.7     Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.
                  -----------------------------------------------------------

               (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
PRINCIPLES  OF  CONFLICTS  OF  LAW.

               (b) GARWOOD HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GARWOOD, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT GARWOOD
                                                          --------
ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER
                                                                         -------
PROVIDED,  THAT  NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE
--------
HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. GARWOOD EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH
JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GARWOOD HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL

JURISDICTION,  IMPROPER  VENUE  OR  FORUM NON CONVENIENS.  GARWOOD HEREBY WAIVES
                                    --------------------
PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GARWOOD AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF GARWOOD'S ACTUAL RECEIPT THEREOF OR THREE
(3)  DAYS  AFTER  DEPOSIT  IN  THE  U.S.  MAILS,  PROPER  POSTAGE  PREPAID.

               (c) GARWOOD DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, GARWOOD HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND GARWOOD ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          3.8     Severability.  In the event that any provision of this Note is
                  ------------
invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

          3.9     Maximum Payments.  Nothing contained herein shall be deemed to
                  ----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by Garwood to the Holder.

          3.10     Security  Interest and Mortgage.  The Holder has been granted
                   -------------------------------
a security interest (i) in certain assets of Garwood as more fully described in the Master Security Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time), (ii) in the equity interests of Petrosearch Energy Corp., a Nevada corporation "Petrosearch") in Garwood pursuant to the Stock Pledge Agreement dated as of the date hereof between Petrosearch and the Holder (as amended, restated or otherwise modified from time to time), and (iii) in the oil and gas properties of Garwood pursuant to one or more deeds of trust dated as of the date hereof.

          3.11     Construction.  Each party acknowledges that its legal counsel
                   ------------
participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

          3.12     Registered  Obligation.  This  Note  is  intended  to  be  a
                   ----------------------
registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and Garwood (or their agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by Garwood of this Note to the new holder or the issuance by Garwood of a new instrument to the new holder, or
(ii) transfer through a book entry system maintained by Garwood (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).


       [Balance of page intentionally left blank; signature page follows]


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
          IN WITNESS WHEREOF, Garwood has caused this Secured Term Note to be signed in its name effective as of this 1st day of November 2006.


                                        GARWOOD PETROSEARCH, INC.


                                        By: /s/ Richard D. Dole
                                           -------------------------------------
                                             Name:  Richard D. Dole
                                             Title: Manager

WITNESS:


-------------------------------------